UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a party other than the Registrant	[ ]

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[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

AuguStar Variable Insurance Products Fund, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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One Financial Way

Montgomery, OH 45242

CORRECTION TO SHARE COUNT FOR AVIP GROWTH Model PORTFOLIO

August 7, 2026

Dear Valued Contract Owner:

The Fund is supplementing its proxy statement dated July 16, 2026, to correct an administrative error identified in the tabulation of shares for the AVIP Growth Model Portfolio. Due to an inadvertent omission, a small portion of shares held as of the Record Date, June 26, 2026, were excluded from the share count reported in the proxy statement. The corrected total number of shares of the AVIP Growth Model Portfolio outstanding and entitled to vote at the Meeting as of the Record Date is 25,725,065, compared to the 25,656,475 previously disclosed, a difference of 68,590. This correction amounts to less than one-half of one percent of the number of shares previously disclosed.

This correction does not affect the establishment of a quorum for the Meeting, the voting power of any shareholder, or the validity of any proxy already submitted. All shareholders of record as of the Record Date remain entitled to vote on each matter properly brought before the Meeting, and proxies previously submitted will be voted in accordance with contract owner instructions without any need for resubmission.

Except as supplemented by this notice, all other information contained in the proxy statement dated July 16, 2026 remains unchanged and in full effect.

Thomas G. Mooney, President

AuguStar Variable Insurance Products Fund, Inc.

AuguStar

AUGUSTAR VARIABLE INSURANCE PRODUCTS FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT SHAREHOLDER INFORMATION

Please vote promptly

VOTING IS QUICK AND EASY

Dear Shareholder:

We recently sent you proxy material concerning important proposals regarding your investment, which will be considered at the Special Meeting of Shareholders on August 26, 2026. The proxy material was sent to you because you held shares on the record date, but unless you voted recently, we have not received your vote.

- Your vote is critical to this process. Please vote as soon as possible.

Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Internet
Log on to the website noted on your proxy card(s) or voting instruction form, enter the control number printed on the voting card(s), and follow the simple online instructions.

2. By Touch-Tone Phone
Call the toll-free number found on your voting card(s) or voting instruction form, and follow the simple instructions.

3. By Mail
Simply return your signed and dated voting card(s) or voting instruction form in the envelope provided.

4. Attend the Special Meeting of Shareholders on August 26, 2026

Please utilize one of the options above to vote your shares, so your vote can be received in time for the meeting.

R1_35242